UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of registrant’s principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
Lumen expects to enter into an amendment (the “Amendment”) to the New Credit Agreement dated March 22, 2024 (the “New Credit Agreement”) that is expected to (i) establish a new tranche of B-4 term loans, (ii) adjust the SOFR (as defined therein) floor to 0.00%, (iii) reset the prepayment premium for the New Credit Agreement in connection with a repricing transaction prior to the date that is six months after the effective date of the Amendment, and (iv) make other changes and updates, including revisions to certain negative covenants. The Amendment is subject to market conditions and there is no assurance that it will be consummated on the terms similar to the existing New Credit Agreement or at all.
The information contained in Item 7.01 of this Current Report on Form
8-K
shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities
of that section.
Forward-Looking Statements
Except for historical and factual information, the matters set forth
in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibits 99.1 and 99.2. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 8.01	Other Events.
On September 4, 2025, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) issued a press release announcing that its indirect wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), planned to offer an additional $425,000,000 aggregate principal amount of its 7.000% First Lien Notes due 2034 (the “Additional First Lien Notes”) in a proposed private offering that would not be registered under the Securities Act of 1933, as amended (the “Securities Act”). The Additional First Lien Notes are being offered as a further issuance of Level 3 Financing’s 7.000% First Lien Notes due 2034, of which $2,000,000,000 aggregate principal amount was originally issued on August 18, 2025 (the “Initial First Lien Notes”), subject to customary closing conditions. The Additional First Lien Notes will form a single series with, and have the same terms (other than issue date and issue price) as, the Initial First Lien Notes. That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.
On September 4, 2025, Lumen issued a subsequent press release announcing the pricing of the Additional First Lien Notes in a private offering that would not be registered under the Securities Act. Level 3 Financing intends to use the net proceeds from this offering, together with cash on hand, to redeem all $373,000,000 aggregate principal amount of Level 3 Financing’s 10.750% First Lien Notes due 2030, including payment of redemption premium, and to pay related fees and expenses. That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full. The offering is expected to be completed
on September 8, 2025, subject to the satisfaction or waiver of customary closing conditions.
This Current Report on Form
8-K
does
not constitute a notice of redemption with respect to any of Level 3 Financing’s outstanding senior notes.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 4, 2025, relating to the proposed private offering of its 7.000% First Lien Notes due 2034.

99.2	Press Release dated September 4, 2025, relating to the pricing of its 7.000% First Lien Notes due 2034.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer
Dated: September 4, 2025